UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008 (February 1, 2008)

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

Certain statements contained in this filing, including without limitation, those containing the words “believes,” “intends,” “expects,” “anticipates” and words of similar import, may constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.

Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Readers should carefully review the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and in other reports or documents the Company files from time to time with the Securities and Exchange Commission, including, without limitation, under such headings as “Risk Factors” and “Certain Factors Affecting Results of Operations” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2006 and in the Company’s Quarterly Reports on Form 10-Q and in other reports or documents the Company files from time to time with the Securities and Exchange Commission. Other risks include those associated with the closing of the Deephaven Event Fund LLC and the Deephaven Event Fund Ltd.

This information should also be analyzed in conjunction with the Company’s Consolidated Financial Statements and the Notes thereto contained in the Company’s Annual Report on Form 10-K and in other reports or documents the Company files from time to time with the Securities and Exchange Commission.

Item 1.01	Entry into a Material Definitive Agreement

On February 1, 2008, the Company completed its previously announced transaction whereby Deephaven Managing Partners, LLC (“Deephaven Partners”), an entity owned and controlled by three senior managers (the “Deephaven Managers”) of Deephaven Capital Management LLC, the Company’s wholly-owned asset management subsidiary (“Deephaven”), acquired a 49% interest in a new limited liability company to which the Company’s interests in Deephaven were contributed (“Deephaven Holdings”) in exchange for the termination of the Deephaven Managers’ existing employment agreements and associated profit-sharing bonuses (the “Existing Employment Agreements”) and an equity contribution of $1,000,000 to Deephaven Holdings by Deephaven Partners (the “Deephaven Transaction”). The contribution of the Company’s interests in Deephaven to Deephaven Holdings does not affect or result in any change to Deephaven’s role as investment manager to the funds it currently manages, or to the manner in which Deephaven carries out its duties as investment manager to those funds.

As part of the Deephaven Transaction, the Company, through one of its subsidiaries, and Deephaven Partners entered into a new Limited Liability Company Agreement (the “New LLC Agreement”) for Deephaven Holdings. In addition, the Existing Employment Agreements terminated and were replaced by new long-term employment agreements between Deephaven Holdings and each of the Deephaven Managers (the “New Employment Agreements”). The New Employment Agreements do not include the profit-sharing bonuses provided under the Existing Employment Agreements; however, the Deephaven Managers continue to be entitled to participate in certain profit pools relating to specific Deephaven funds. Following this transaction, pre-tax earnings will be allocated between the Company and, through Deephaven Partners, the Deephaven Managers in a similar manner as under the Existing Employment Agreements. Profit-sharing bonuses under the Existing Employment Agreements had been reported in Employee compensation and benefits on the Company’s Consolidated Statements of Operations. As a result of the Deephaven Transaction, profits or losses that are allocated to the Deephaven Managers will instead be reported as Minority interest on the Company’s Consolidated Statements of Operations and included as Minority interest on the Company’s Consolidated Statements of Financial Condition.

Under the New LLC Agreement, the Company owns, through a subsidiary, 51% of the shares in Deephaven Holdings, and Deephaven Partners owns 49% of the shares. As previously disclosed by the Company in a Form 8-K filing dated December 22, 2006, and subsequent regulatory filings, in the event of a change of control of the Company prior to December 31, 2012, Deephaven Partners will have the option (the “Change of Control Option”) to increase its 49% interest by an additional 2%. Upon any exercise of the Change of Control Option, the Company will be obligated to transfer ownership of 2% of the shares to Deephaven Partners. The Company is entitled to appoint a majority of the Board of Managers of Deephaven Holdings until such time as the Change of Control Option is exercised, at which time Deephaven Partners will be entitled to appoint a majority of the Board of Managers.

Under the New LLC Agreement, certain corporate actions will require approval of a “super-majority” of members of the Board of Managers, including representatives of both the Company and Deephaven Partners. Neither party is permitted to transfer any of its interests in Deephaven Holdings to any unaffiliated third person without the consent of the other party. Any sale of Deephaven Holdings requires either (x) the consent of the holders of 75% of the shares or (y) if the aggregate consideration is in excess of $450 million, the approval of only Deephaven Partners (subject to a right of first refusal for the benefit of the Company).

The foregoing summary of the New LLC Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New LLC Agreement, which is attached as Exhibit 1.1 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth above pursuant to Item 1.01 of this Form 8-K is incorporated herein by reference.

The unaudited pro forma financial information of the Company required under Item 9.01 of Form 8-K is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

b. Pro Forma Financial Information

The unaudited pro forma financial information for the Company is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The unaudited pro forma condensed consolidated statements of financial condition of the Company as of September 30, 2007 and December 31, 2006 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 (collectively, the “Pro Forma Condensed Consolidated Financial Statements”), are attached hereto as Exhibit 99.1. The Pro Forma Condensed Consolidated Financial Statements give effect to the Deephaven Transaction as if it had occurred on January 1, 2006.

The unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the Company’s management and are provided for informational purposes only. The unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to reflect the results of operations that would have existed or occurred had such transaction taken place on the date indicated, nor do they purport to reflect the financial condition or results of operations that will exist or occur in the future. The unaudited Pro Forma Condensed Consolidated Financial Statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s historical consolidated financial statements and the notes thereto included in its Quarterly Report on Form 10-Q for the three months ended September 30, 2007 and in its Annual Report on Form 10-K for the year ended December 31, 2006.

d. Exhibits

Exhibit No.
Exhibit 1.1	Limited Liability Company Agreement of Deephaven Capital Management Holdings LLC, dated as of February 1, 2008, by and among KFP Holdings I LLC, Deephaven Managing Partners, LLC, Colin Smith, Shailesh Vasundhra, Matthew Nunn and Knight Capital Group, Inc.

Exhibit 99.1	Pro Forma Condensed Consolidated Financial Statements of Knight Capital Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: February 7, 2008

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Steven Bisgay
Name:	Steven Bisgay
Title:	Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Limited Liability Company Agreement of Deephaven Capital Management Holdings LLC, dated as of February 1, 2008, by and among KFP Holdings I LLC, Deephaven Managing Partners, LLC, Colin Smith, Shailesh Vasundhra, Matthew Nunn and Knight Capital Group, Inc.

Exhibit 99.1	Pro Forma Condensed Consolidated Financial Statements of Knight Capital Group, Inc.